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Exhibit 10.48

TERMINATION AGREEMENT

        This TERMINATION AGREEMENT, dated as of December 1, 2004 (this "Agreement"), between WHITNEY & CO., LLC, a Delaware limited liability company (the "Sponsor"), HERBALIFE LTD., a Cayman Islands exempted limited liability company ("Parent"), and HERBALIFE INTERNATIONAL, INC., a Nevada corporation (the "Company"), is entered into with respect to that certain Monitoring Fee Agreement, dated as of July 31, 2002 (the "Monitoring Fee Agreement") by and between the Company, on behalf of itself and each of its subsidiaries, the Sponsor and, for purposes of Section 13 thereof, the Parent.

R E C I T A L S

        WHEREAS, the parties desire to terminate the Monitoring Fee Agreement upon the terms set forth herein.

A G R E E M E N T

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.    Termination of Monitoring Fee Agreement.

        The Monitoring Fee Agreement is hereby terminated effective immediately. In connection with such termination, the parties hereto acknowledge and agree that:

          (a)   The Sponsor shall have no further obligation to the Company to perform or to cause to be performed any of the activities specified in Section 2 of the Monitoring Fee Agreement or to provide or devote to the performance of the Monitoring Fee Agreement personnel, as provided in Section 5 thereof.

          (b)   The Company shall have no further obligation to the Sponsor to pay any amount, whether accruing in the past, currently owing or payable in the future, in respect of (1) activities conducted by the Sponsor and/or its affiliates pursuant to the Monitoring Fee Agreement, as provided in Section 3(a) thereof, except for fees and expenses due and owing as of the effective date of this Agreement, provided that the Company is provided with an invoice for such fees and expenses on or before December 15, 2004; (2) monitoring fees that have accrued pursuant to Section 3(b) of the Monitoring Fee Agreement, (3) the structuring of the Company's debt financing, as provided in Section 4(a) of the Monitoring Fee Agreement, (4) the consummation of any transaction resulting in a Change of Control, acquisition, divestiture or financing (whether debt or equity financing), as provided in Section 4(b) of the Monitoring Fee Agreement, or (5) any other provision of the Monitoring Fee Agreement.

          (c)   Parent shall have no further obligation to the Sponsor to pay any amount, whether accruing in the past, currently owing or payable in the future, in respect of the guarantee contained in Section 13 of the Monitoring Fee Agreement.

          (d)   All other provisions of the Monitoring Fee Agreement shall also be deemed terminated and of no further force or effect.

        2.    Consideration.

        Concurrently with the execution and delivery of this Agreement, Parent shall transfer, assign, convey and deliver to the Sponsor or its designee, and the Sponsor or its designee shall acquire and accept from Parent, the Warrant attached hereto as Exhibit A.

        3.    Miscellaneous Provisions.

          (a)   Further Action.    Each party hereto agrees to execute and deliver any instrument and take any action that may reasonably be requested by any other party for the purpose of effectuating the provisions of this Agreement.

          (b)   Applicable Law.    This Agreement shall be governed by, and construed and enforced in accordance with and subject to, the laws of the State of California applicable to agreements made and to be performed entirely within such State, without giving effect to the conflicts-of-law principles thereof.

          (c)   No Prior Assignment of Rights.    Each of the parties represents and warrants that it has not heretofore assigned or transferred, or purported to have assigned or transferred, to any firm, corporation or person whatsoever, any liability or obligation herein released and agrees to indemnify and hold harmless the other party against any liability or obligation based on, arising out of or in connection with any such transfer or assignment or purported transfer or assignment.

          (d)   Entire Agreement.    This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof.

          (e)   Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

HERBALIFE LTD. a Cayman Islands exempted limited liability company
By:	/s/ BRETT R. CHAPMAN
Name: Brett R. Chapman Title: General Counsel
HERBALIFE INTERNATIONAL, INC. a Nevada corporation
By:	/s/ BRETT R. CHAPMAN
Name: Brett R. Chapman Title: General Counsel
WHITNEY & CO., LLC a Delaware limited liability company
By:	/s/ DANIEL J. O'BRIEN
Name: Daniel J. O'Brien Title: Partner

2

EXHIBIT A

FORM OF WARRANT

EXHIBIT A

WARRANT

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL COMMON SHARES ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

WARRANT TO PURCHASE COMMON SHARES OF HERBALIFE LTD.

(Subject to Adjustment)

NO. 2

        THIS CERTIFIES THAT, for value received,

or its permitted registered assigns ("Holder"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after July 1, 2005 (the "Effective Date"), and before 5:00 p.m. Pacific Time on December 1, 2014 (the "Expiration Date"), to purchase from Herbalife Ltd., a Cayman Islands exempted limited liability company (the "Company") FOUR HUNDRED FIFTY-FIVE THOUSHAND (455,000) Common Shares of the Company at a price per share of $15.50 (the "Purchase Price"). Both the number of Common Shares purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. This Warrant is issued pursuant to that certain Termination Agreement, dated as of December 1, 2004 (the "Termination Agreement"), between the Company and Holder.

1.    CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

        "Fair Market Value" of a Common Share as of a particular date shall mean:

          (a)   If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Shares of the Company on such exchange or market over the 5 business days ending immediately prior to the applicable date of valuation;

          (b)   If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

          (c)   If there is no active public market, the Fair Market Value shall be the value as determined in good faith by the Company's Board of Directors.

        "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

        "Registered Holder" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

        "Warrant" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

        "Common Shares" shall mean the Common Shares of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

2.    EXERCISE OF WARRANT

        2.1.    Payment.    Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time between (and including) the Effective Date and the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Exhibit 1 (the "Notice of Exercise"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering:

          (a)   this Warrant at the principal office of the Company, and

          (b)   payment, (i) in cash (by certified or banker's check) or by wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of Common Shares being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount"), except that if Holder is subject to HSR Act Restrictions (as defined in Section 2.5 below), the Exercise Amount shall be paid to the Company within five (5) business days of the termination of all HSR Act Restrictions.

        2.2.    Net Issue Exercise.    In lieu of the payment methods set forth in Section 2.1(b) above, the Holder may elect to exchange all or some of the Warrant for Common Shares equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this Section 2.2, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder's election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of Common Shares computed using the following formula:

X	=	Y (A-B) A

    Where X = the number of Common Shares to be issued to Holder.

    Y = the number of Common Shares purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

    A = the Fair Market Value of one Common Share.

    B = Purchase Price (as adjusted to the date of such calculation).

        All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

        2.3.    "Easy Sale" Exercise.    In lieu of the payment methods set forth in Section 2.1(b) above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Holder may pay the Exercise Amount through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Holder irrevocably elects to exercise this Warrant and to sell at least that number of Shares so purchased to pay the Exercise Amount (and up to all of the Shares so purchased) and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Shares to forward the Exercise Amount directly to the Company, with any sale proceeds in excess of the Exercise Amount being for the benefit of the Holder.

        2.4    Stock Certificates; Fractional Shares.    As soon as practicable on or after any date of exercise of this Warrant, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole Common Shares issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market

Value of one whole Common Share as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

        2.5.    HSR Act.    The Company hereby acknowledges that exercise of this Warrant by Holder may subject the Company and/or the Holder to the filing requirements of the HSR Act and that Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions"). If on or before the Expiration Date Holder has sent the Notice of Exercise to Company and Holder has not been able to complete the exercise of this Warrant prior to the Expiration Date because of HSR Act Restrictions, the Holder shall be entitled to complete the process of exercising this Warrant in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the Expiration Date.

        2.6.    Partial Exercise; Effective Date of Exercise.    In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the Common Shares purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if Holder is subject to HSR Act filing requirements this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the Common Shares issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

3.    VALID ISSUANCE: TAXES. All Common Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for Common Shares in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4.    ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of Common Shares issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

        4.1.    Adjustment for Stock Splits, Stock Dividends, Stock Subdivisions or Combinations of Shares.    The Purchase Price of this Warrant shall be proportionally decreased and the number of Common Shares issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split, stock dividend or subdivision of the Company's Common Shares. The Purchase Price of this Warrant shall be proportionally increased and the number of Common Shares issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Shares.

        4.2.    Reclassification.    If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4.

        4.3.    Adjustment for Capital Reorganization, Merger or Consolidation.    In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.3 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

5.    NOTICE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a notice setting forth such adjustment, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such notice to the Holder.

6.    LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7.    RESERVATION OF COMMON SHARES. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Common Shares or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Memorandum and Articles of Association to provide sufficient reserves of Common Shares issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Common Shares upon the exercise of this Warrant.

8.    TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred to any Registered Holder's parent, subsidiary or affiliate or their respective partners or members, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the Common Shares not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9.    RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), covering the disposition or sale of this Warrant or the Common Shares issued or issuable upon exercise hereof, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Common Shares, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144.

10.    COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof will not be registered under the 1933 Act and will be "restricted securities" within the meaning of Rule 144 under the 1933 Act (unless otherwise required pursuant to exercise by the Holder of registration rights, if any, previously granted to such Holder) and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE

    IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

11.    NO RIGHTS OR LIABILITIES AS SHAREHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by such Holder to purchase Common Shares by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a shareholder of the Company for any purpose.

12.    REGISTRATION RIGHTS. All Common Shares issuable upon exercise of this Warrant shall be "Restricted Shares" for purposes of Section 2 of the Registration Rights Agreement, dated as of July 31, 2002, between the Company and certain of its shareholders, and shall be entitled, subject to the terms and conditions of that agreement, to all registration rights granted to holders of Restricted Shares pursuant to Section 2 of that agreement.

13.    NOTICES. All notices, requests, demands, directions and other communications ("Notices") concerning this Warrant shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable party at the address of such party set forth below. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the fifth business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective party set forth herein provided that it is delivered on a business day and further provided that it is delivered prior to 5:00 p.m., local time of the party to whom the notice is being delivered, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is delivered. When sent by telecopier or facsimile, each such Notice shall be effective on the day on which it is sent provided that it is sent on a business day and further provided that it is sent prior to 5:00 p.m., local time of the party to whom the Notice is being sent, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is sent. Each such Notice shall be addressed as follows: if to the Warrantholder, addressed to it or him at:

Attention:

or, if the Warrantholder has designated, by notice in writing to the Company, any other address, to such other address, and if to the Company, addressed to it at:

    Herbalife Ltd.
    c/o Herbalife International, Inc.
    1800 Century Park East
    Los Angeles, California 90067
    Attention: General Counsel

        The Company may change its address by written notice to the Warrantholder, and the Warrantholder may change its or his address by written notice to the Company.

14.    HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

15.    LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware.

16.    NO IMPAIRMENT. The Company will not, by amendment of its Memorandum and Articles of Association, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Common Shares upon exercise of this Warrant.

17.    NOTICES OF RECORD DATE. In case:

        17.1     the Company shall take a record of the holders of its Common Shares (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

        17.2     of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the Capital Stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

        17.3     of any voluntary dissolution, liquidation or winding-up of the Company; or

        17.4     of any redemption or conversion of all outstanding Common Shares;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Shares or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Shares (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least ten (10) days prior to the date therein specified; provided, however, that at any time a principal, partner, member or employee of the Registered Holder or its affiliates is then serving as a director of the Company, then no such notice shall be required.

18.    SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

19.    COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

20.    NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

21.    SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of December 1, 2004.

[WARRANT HOLDER]	HERBALIFE LTD.
By:	By:

Printed Name	Printed Name

Title	Title

SIGNATURE PAGE TO WARRANT

EXHIBIT 1

NOTICE OF EXERCISE

(To be executed upon exercise of Warrant)

HERBALIFE LTD.	WARRANT NO. 2

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities Herbalife Ltd., as provided for therein, and (check the applicable box):

☐
Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check or wire transfer in same-day funds in the amount of $                        for                         such securities.

☐
Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of                         of such securities, according to the following calculation:

X	=	Y (A-B)	( )	=	( )[( )-( )]

		A			( )

    Where X = the number of Common Shares to be issued to Holder.

    Y = the number of Common Shares purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

    A = the Fair Market Value of one of the Company's Common Shares.

    B = Purchase Price (as adjusted to the date of such calculation).

☐
Elects the Easy Sale Exercise option pursuant to Section 2.3 of the Warrant, and accordingly requests delivery of a net of                         of such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:

Address:

Signature:

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

EXHIBIT 2

ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate)	WARRANT NO.

For value received, hereby sells, assigns and transfers unto                        the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                        attorney, to transfer said Warrant Certificate or such portion thereof on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

Name(s) of Assignee(s)	Address	# of Warrants

And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

Dated:	20

Signature:

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.

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  Exhibit 10.48
TERMINATION AGREEMENT
EXHIBIT A FORM OF WARRANT
EXHIBIT A WARRANT
WARRANT TO PURCHASE COMMON SHARES OF HERBALIFE LTD.
EXHIBIT 1 NOTICE OF EXERCISE (To be executed upon exercise of Warrant)
EXHIBIT 2 ASSIGNMENT